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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May 28, 1998 (this "ASSIGNMENT AGREEMENT"), by and between LONG ISLAND LIGHTING COMPANY, a New York corporation ("LILCO"), MARKETSPAN ELECTRIC SERVICES LLC, a New York limited liability company formerly known as BL TD MANAGEMENT LLC ("Manager") and MARKETSPAN CORPORATION, a New York corporation formerly known as BL HOLDING CORP. ("MKT"), and acknowledged and agreed to by LONG ISLAND POWER AUTHORITY, a corporate municipal instrumentality and political subdivision of the State of New York ("LIPA") and LIPA ACQUISITION CORP., a New York corporation and a wholly owned subsidiary of LIPA ("LIPA Sub").

                                   WITNESSETH

         WHEREAS, LIPA, LILCO, MKT and LIPA Sub are parties to that certain Agreement and Plan of Merger, dated as of June 26, 1997 (the "Merger Agreement");

         WHEREAS, in connection with the transactions contemplated by the Merger Agreement, LIPA and LILCO entered into a Management Services Agreement, dated as of June 26, 1997 (as amended and supplemented up to and including the Closing Date as therein defined, the "MSA"), Section 9.7 of which provided that, effective upon the Closing Date, LILCO shall assign all of its rights, obligations and interests thereunder to MKT or any affiliate thereof;

         WHEREAS, MKT hereby directs LILCO to assign to Manager, its wholly owned subsidiary, all rights, obligations and interests under the MSA to be assigned pursuant to Section 9.7 thereof;

         WHEREAS, in connection with the Merger Agreement and in accordance with the requirements of Section 9.7 of the MSA, MKT will, prior to the Effective Time (as defined in the Merger Agreement), execute a Guaranty Agreement, in substantially the form of the Guaranty Agreement attached to the Merger Agreement as Exhibit E, pursuant to which MKT will, among other things, guarantee the obligations of Manager under the MSA;

         NOW THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein have the respective meanings given in the Merger Agreement.

2. Assignment by LILCO to Manager. Pursuant to the direction of MKT, LILCO hereby assigns to Manager all of its rights, obligations and interests under the MSA.

3. Assumption of Liabilities and Obligations by Manager. Manager hereby agrees to assume all liabilities and obligations of LILCO under the MSA.

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4.   Substitution of Manager Where LILCO Appears. The MSA is hereby deemed amended, such that Manager is substituted for LILCO as a named party, as the context may indicate, for all purposes under the MSA and all references to LILCO in the MSA shall be deemed to refer to Manager.

5. Acknowledgment by LIPA and LIPA Sub of Assumption, Assignment and Substitution. LIPA and LIPA Sub each hereby acknowledge and confirm that all of the liabilities, obligations, benefits and rights of LILCO under the MSA shall inure hereby to the benefit of Manager under the MSA.

6. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, LILCO, LIPA, LIPA Sub, MKT and Manager have caused this Assignment Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

LONG ISLAND LIGHTING COMPANY                  MARKETSPAN ELECTRIC SERVICES LLC

By: /s/ Leonard P. Novello                       By: /s/ Joseph E. Fontana
    --------------------------------                 ---------------------------
    Name:  Leonard P. Novello                        Name:  Joseph E. Fontana
    Title: Senior Vice President/General Counsel     Title: Vice President


MARKETSPAN CORPORATION

By: /s/ Joseph E. Fontana
    -------------------------------
    Name:  Joseph E. Fontana
   Title: Vice President


Acknowledged and Agreed to by:


LONG ISLAND POWER AUTHORITY                 LIPA ACQUISITION CORP.

 By: /s/ Seth Hulkower                      By: /s/ Seth Hulkower
     -------------------------------            -----------------------------
     Name:  Seth Hulkower                         Name:  Seth Hulkower
     Title: Executive Director                    Title: Executive Director

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